Other Income, Net (Tables)	12 Months Ended
Jun. 30, 2022
Analysis Of Income And Expense [Abstract]
Summary of Other Income, Net

	Year Ended June 30,
	2022	2021	2020
Interest received from unrelated parties	11,471	35,066	723
COVID-19 Government stimulus	—	115,501	59,000
Grant funding	1,355,924	818,410	785,154
Fair value gain on borrowings (refer note 22)	302,922	—	—
Other	531,850	15,675	—
Total	2,202,167	984,652	844,877